EAGLE CAPITAL APPRECIATION FUND

SUPPLEMENT DATED MARCH 14, 2013, TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 28, 2013

The Board of Trustees of Eagle Capital Appreciation Fund (the “Fund”) has approved a change of subadviser for the Fund from Goldman Sachs Asset Management L.P. (“GSAM”) to ClariVest Asset Management LLC (“ClariVest”), pending shareholder approval of a new subadvisory agreement between Eagle Asset Management, Inc. (“Eagle”) and ClariVest (the “New Agreement”).

The New Agreement will be on the substantially the same terms as the subadvisory agreement between Eagle and GSAM, except that the fee that Eagle will pay to ClariVest will be higher than the fee Eagle currently pays to GSAM.  However, the advisory fee that the Fund pays to Eagle will not change and there will be no corresponding increase in the expenses paid by shareholders.  Eagle currently owns a 45% interest in ClariVest and, under certain circumstances, may increase its ownership interest in future years.

Shareholders of record as of March 1, 2013 (“Record Date”) will be eligible to vote on the New Agreement at a special meeting of shareholders on June 3, 2013, or any adjournment thereof (the “Special Meeting”).  Record Date shareholders will receive additional materials regarding the New Agreement and the shareholder meeting in the form of a letter to shareholders and a proxy statement.

GSAM will continue to serve as the Fund’s subadviser until the Special Meeting.  If the New Agreement is approved at the Special Meeting, GSAM will cease to serve as subadviser to the Fund and ClariVest will begin serving as the Fund’s subadviser.  If shareholders do not approve the New Agreement, GSAM will cease to serve as subadviser to the Fund and Eagle will manage the Fund directly.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE